UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported in a Current Report on Form 8-K filed by Avid Bioservices, Inc. (the “Company”) with the Securities and Exchange Commission on March 6, 2024, on February 29, 2024, the Company received an acceleration notice from a holder of its 1.250% Exchangeable Senior Notes due 2026 (the “2026 Notes”). The acceleration notice stipulated, among other things, that (i) the Company did not remove the restrictive legend on the 2026 Notes by March 17, 2022 as required under the indenture governing the 2026 Notes (the “2026 Notes Indenture”), (ii) due to such failure, additional interest has accrued thereafter at a rate of 0.50% per annum (the “Additional Interest”), (iii) such Additional Interest had not been paid by the Company as of the date of the Acceleration Notice, which constituted an event of default under the 2026 Notes Indenture (the “Event of Default”), and (iv) such holder is the beneficial owner of at least 25% in aggregate principal amount of the outstanding 2026 Notes and therefore has the right to accelerate all of the 2026 Notes. As a result of the Event of Default, such holder declared 100% of the principal of, and accrued and unpaid interest on, the 2026 Notes to be due and payable immediately.

The Company did not receive any notices and was not otherwise made aware of the Event of Default prior to receipt of the Acceleration Notice, and did not have an opportunity to cure the Event of Default at the time of receipt of the Acceleration Notice.

In connection with the Event of Default, the Company undertook an evaluation as to whether certain of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly fiscal periods ended October 31, 2022, January 31, 2023, July 31, 2023 and October 31, 2023, and in its Annual Report on Form 10-K for the fiscal year ended April 30, 2023 (the “FY 2023 10-K” and collectively with the foregoing Form 10-Qs, the “Relevant Reports” and the periods covered by the Relevant Reports, the “Relevant Periods”) should no longer be relied upon as a result of:

•	the classification of the 2026 Notes as long-term liabilities on the applicable balance sheets within the Relevant Reports following the Event of Default; and
•	the failure to reflect the Additional Interest in such financial statements (which Additional Interest, in the aggregate, was approximately $1.4 million through February 29, 2024).

The Company’s management also evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting and the impact of the foregoing on the Company’s available cash resources, in each case as of the end of the Relevant Periods.

On March 11, 2024, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) determined, based on management’s recommendation and after consultation with Ernst & Young LLP, the Company’s independent registered public accounting firm, that as a result of the classification of the 2026 Notes as long-term liabilities, the consolidated financial statements included in the Relevant Reports should no longer be relied upon.

As a result of the information described above, the Company’s management has concluded that the Company’s disclosure controls and procedures were not effective at the reasonable assurance level and the Company’s internal control over financial reporting was not effective as of the end of each of the periods covered by the Relevant Reports, and the “Management’s Report on Internal Control Over Financial Reporting” included under Part II, Item 9A of the FY 2023 10-K should be revised to reflect this updated determination.

In connection with the above, the Company has identified a material weakness in internal control over financial reporting related to this matter. The Company’s remediation plan will be described in more detail in an amendment to the FY 2023 10-K.

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The Company currently plans to present restated financials for certain of the Relevant Periods in an amendment to the FY 2023 10-K and to restate impacted financials for the subsequent Relevant Periods as soon as reasonably practicable.

The Audit Committee has discussed the matters described in this Form 8-K with its independent registered accounting firm, Ernst & Young LLP.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, the Company can give no assurance that such expectations and assumptions will prove to be correct. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements regarding statements regarding the Company’s expectations related to the restatement of its financial statements for the Relevant Periods, including the expected impact of such restatement on the Company’s consolidated financial statements; the Company’s plans related to the restatement analysis, the presentation of restated financial statements for the Relevant Periods and the filing of restated financials for the Relevant Periods, and the timing thereof, and the remediation or a plan for remediation of a material weakness in internal control over financial reporting. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: the completion of the Company’s restatement analysis and financial close and reporting process, as well as the financial statement audits and reviews for the Relevant Periods. These and other factors are described in greater detail under the “Risk Factors” heading of the FY 2023 10-K, filed with the SEC on June 21, 2023, and in the Company’s subsequent quarterly reports on Form 10-Q. All information provided in this report is as of the date of this report, and any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to us on the date hereof. The Company undertakes no duty to update this information unless required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: March 12, 2024	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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